Polaris Retirement Protector
issued by Depositor
AMERICAN GENERAL LIFE INSURANCE COMPANY
in all states except in New York where it is issued by
The United States Life Insurance Company in the City of New York
In connection with
VARIABLE SEPARATE ACCOUNT
and
FS VARIABLE SEPARATE ACCOUNT

SUMMARY PROSPECTUS FOR NEW INVESTORS
MAY 2, 2022

This summary prospectus summarizes key features of Polaris Retirement Protector, a flexible premium deferred variable annuity contract. Before you invest, you should also review the prospectus for the contract, which contains more information about the contract’s features, benefits, and risks. You can find the current prospectus and other information about the contract online at www.aig.com/ProductProspectuses. You can also obtain this information at no cost by calling (855) 421-2692 or by writing to our Annuity Service Center (P.O. Box 15570, Amarillo, Texas 79105-5570).

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YOU MAY CANCEL YOUR CONTRACT WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.

In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total contract value. You should review the prospectus, or consult with your financial representative, for additional information about the specific cancellation terms that apply.

* * * * * * * * * * * *

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the shareholder reports for portfolios available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform the company that you wish to continue receiving paper copies of your shareholder reports by contacting (855) 421-2692 or visiting www.aig.com/GetMyPrintedReports and providing the 12-digit opt-in ID located above your mailing address. Your election to receive reports in paper will apply to all portfolios available under your contract.

These securities have not been approved or disapproved by the SEC, nor any state securities commission, nor has the SEC passed upon the accuracy or adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at www.Investor.gov.

Special Terms Used in this Summary Prospectus

Accumulation Phase - The period during which you invest money in your contract.
Benefit Quarter - For an optional Living Benefit, each consecutive 3 month period starting on the effective date.
Benefit Year - For an optional Living Benefit, each consecutive one year period starting on the effective date.
Company - Refers to American General Life Insurance Company ("AGL"), or The United States Life Insurance Company in the City of New York ("US Life") for contracts issued in New York only, the insurer that issues this contract. The terms “we,” “us,” and “our” are also used to identify the issuing Company.
Covered Person(s) - For an optional Living Benefit, the person or persons, whose lifetime withdrawals are guaranteed.
DCA Fixed Account - A fixed interest investment option under which amounts earn interest before they are systematically transferred from a DCA Fixed Account to one or more investment options over a specified period of time.
DCA Program - An automatic transfer program under which a specified dollar amount or percentage of contract value is systematically transferred from an investment option to one or more eligible investment options on a periodic basis.
Fixed Account - An account, if available, in which you may invest money and earn a fixed rate of return. Fixed Accounts are obligations of the General Account.
Good Order - Fully and accurately completed forms, which are valid, including any necessary supplementary documentation, applicable to any given transaction or request received by us.
Income Base - For an optional Living Benefit, a value used to determine the fee and the maximum amount that may be withdrawn each Benefit Year without reducing the benefit’s guarantees.
Income Credits - For a Living Benefit available for election, an amount that may be added to the Income Base during the Income Credit Period.
Income Phase - The period upon annuitization during which we make annuity income payments to you.
Living Benefit - An optional benefit designed to help create a guaranteed income stream for life and provide some protection against certain financial risks.
Market Close - Close of the NYSE on business days, excluding holidays, usually at 1:00 p.m. Pacific Time.
Minimum Income Base - For a Living Benefit available for election, a guaranteed minimum amount of the Income Base calculated on the 12th Benefit Year Anniversary provided no withdrawals are taken prior to the 12th Benefit Anniversary.
Net Purchase Payments - Purchase Payments less adjustments for withdrawals. Net Purchase Payments are increased by the amount of subsequent Purchase Payments, if any, and reduced for withdrawals, if any, in the same proportion that the contract value was reduced on the date of such withdrawal.
NYSE - New York Stock Exchange.
Purchase Payments - The money you give us to buy and invest in the contract.
Secure Value Account - A Fixed Account, available only with election of the living benefit, to which we allocate a percentage of every Purchase Payment and Continuation Contribution.
Separate Account - A segregated asset account maintained by the Company separately from the Company’s General Account. The Separate Account consists of Variable Portfolios or subaccounts, each investing in shares of Underlying Funds.
Trusts - The Trust(s) serve as the underlying investment vehicle for the variable annuity contract(s) issued by the Company.
Underlying Fund - The underlying mutual fund in which a Variable Portfolio invests.
Variable Portfolio - A variable investment option under the contract.

Important Information You Should Consider About the Contract

An investment in the Polaris Retirement Protector Variable Annuity Contract is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table. You should review the prospectus for additional information about these topics.
	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals	You may be subject to charges for early withdrawals. Withdrawal charges do not apply to certain withdrawals including the withdrawal up to the annual penalty-free withdrawal amount which equals 10% of your Purchase Payments not yet withdrawn.
If you withdraw money from your contract within 5 years following each Purchase Payment, you may be assessed a withdrawal charge of up to 8%, as a percentage of each Purchase Payment withdrawn.
	For example, if you were to withdraw $100,000 during a withdrawal charge period, you could be assessed a withdrawal charge of up to $8,000 if your maximum withdrawal charge is 8%.			Expenses – Withdrawal Charges
Transaction Charges	In addition to withdrawal charges, you may be charged for other transactions. You will be charged for each transfer after 15 transfers in any contract year during the Accumulation Phase. There may also be taxes on Purchase Payments.			Expenses
Ongoing Fees and Expenses (annual charges)	The table below describes the current fees and expenses of the contract that you may pay each year, depending on the options you choose. Please refer to your contract data page for information about the specific fees you will pay each year based on the options you have elected.			Expenses
	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.31%	1.56%
	Investment Options[2] (Underlying Fund fees and expenses)	0.46%	1.89%
	Optional Benefits Available for an Additional Charge (For a single optional benefit, if elected)	0.25% [3]	1.25% [4]
[1] As a percentage of the value in the Separate Account (includes a percentage attributable to the contract maintenance fee).
[2] As a percentage of Underlying Fund net assets.
[3] As a percentage of the average daily ending net asset value allocated to the Variable Portfolios.
[4] As a percentage of the Income Base used to calculate the guaranteed benefit. This represents the maximum initial rate charge for the most expensive optional benefit currently available.
Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add withdrawal charges that substantially increase costs.
	Lowest Annual Cost: $1,680	Highest Annual Cost: $4,353
Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive Underlying Fund fees and expenses
• No optional benefits
• No withdrawal charges
• No additional Purchase Payments, transfers, or withdrawals	Assumes:
• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of optional benefits and Underlying Fund fees and expenses
• No withdrawal charges
• No additional Purchase Payments, transfers, or withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can gain or lose money by investing in this contract, including possible loss of your principal investment.	Principal Risks of Investing in the Contract
Not a Short-Term Investment	• This contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash.
• Charges may apply to withdrawals. Withdrawal charges could significantly reduce the value of your investment or the amount that you receive upon taking a withdrawal. Withdrawals may also reduce or terminate contract guarantees.
• The benefits of tax deferral, long-term income, and optional Living Benefit guarantees mean that this contract is generally more beneficial to investors with a long investment time horizon.
Risks Associated with Investment Options	• An investment in this contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract.
• Each investment option (including each Fixed Account option) has its own unique risks.
• You should review the investment options before making an investment decision.
Insurance Company Risks	An investment in the contract is subject to the risks related to us, American General Life Insurance Company (or The United States Life Insurance Company in the City of New York for New York contracts). Any obligations (including under a Fixed Account option), guarantees, and benefits of the contract are subject to our claims-paying ability. More information about us is available upon request by calling the Annuity Service Center at (800) 445-7862 or visiting www.aig.com/annuities.
RESTRICTIONS
Investments	• You may transfer funds between the investment options, subject to certain restrictions.
• Your transfers between the Variable Portfolios are subject to policies designed to deter frequent and short-term trading.
• The minimum transfer amount is $100. If less than $100 would remain in an investment option after a transfer, the entire amount must be transferred.
• Your ability to transfer amounts to a Fixed Account option may be restricted.
	• We reserve the right to remove or substitute Underlying Funds as investment options.	Investment Options
Optional Benefits	• Additional restrictions and limitations apply under the contract’s optional benefits.
• If you elect an optional Living Benefit:
○ Not all investment options may be available and you must invest in accordance with the applicable investment requirements.
○ We reserve the right to modify the investment requirement in the future.
○ You may be required to invest a certain percentage of your contract value in a certain investment option, including the Secure Value Account which is only available with certain optional Living Benefits. Special transfer and withdrawal restrictions may apply.
	• Withdrawals that exceed limits specified by the terms of an optional benefit may reduce the value of the benefit by reducing the benefit by an amount greater than the value withdrawn and could terminate the benefit.	Optional Living Benefit Death Benefits
TAXES
Tax Implications	• You should consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.
• If you purchase the contract through a tax-qualified plan or individual retirement account (IRA), there is no additional tax benefit under the contract.
	• Earnings under your contract are taxed at ordinary income tax rates when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59½.	Taxes

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation	Your financial representative may receive compensation for selling this contract to you in the form of commissions, additional cash compensation, and/or non-cash compensation. We may share the revenue we earn on this contract with your financial representative’s firm. Revenue sharing arrangements and commissions may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation.	Payments in Connection with Distribution of the Contract
Exchanges	Some financial representatives may have a financial incentive to offer you a new contract in place of the one you already own. You should exchange a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.

Overview of the Contract

Purpose of the Contract
The contract is designed to help you invest on a tax-deferred basis, meet long-term financial goals, and plan for your retirement. You can accumulate assets by investing in the contract’s investment options and then later convert those accumulated assets into a stream of guaranteed income payments from us. The contract includes certain death benefit options that may help financially protect your beneficiaries in the event of your death. An optional Living Benefit may also be available under the contract, which is designed to help you achieve your financial goals and protect against certain financial risks.
This contract may be appropriate for you if you have a long investment time horizon and the contract’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the contract’s Variable Portfolios.
Phases of the Contract
Like all deferred annuities, the contract has two phases: (1) the Accumulation Phase (for savings) and (2) the Income Phase (for income).
Accumulation Phase. During the Accumulation Phase, you invest the money under your contract in one or more available investment options to help you build assets on a tax-deferred basis. The available investment options may include:
•	Variable Portfolios. When you invest in a Variable Portfolio, you are indirectly investing in the Variable Portfolio’s Underlying Fund. The Underlying Funds have different investment objectives, strategies, and risks. You can gain or lose money if you invest in a Variable Portfolio.

Additional information about each Underlying Fund is provided in an appendix to this prospectus. Please see APPENDIX A – UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT.
•	Fixed Accounts. When you invest in a Fixed Account option, your principal is guaranteed and earns interest based on a rate set and guaranteed by the Company.
The amount of money you accumulate under your contract depends (in part) on the performance of the investment options you choose. You may transfer money between investment options during the Accumulation Phase, subject to certain restrictions and possible fees. Your accumulated assets impact the value of your contract’s benefits during the Accumulation Phase, including the death benefit and any optional Living Benefit, as well as the amount available for withdrawal.
Income Phase. When you are ready to receive guaranteed income under the contract, you can switch to the Income Phase, at which time you will start to receive annuity income payments from us. This is also referred to as “annuitizing” your contract. You generally decide when to annuitize your contract, although there are restrictions on the earliest and latest times that your contract may be annuitized. If you do not annuitize or surrender your contract before the latest annuitization date, your contract will be automatically annuitized.
You can choose from the available annuity income options, which may provide income for life, for an available period of time, or a combination of both. You can also choose to receive payments on a variable or fixed basis, or some combination of both. If the payments are fixed, the dollar amount of each payment will not change. If the payments are variable, the dollar amounts for the payments will fluctuate.
There is no death benefit during the Income Phase. Annuity payments may be payable after death depending on the annuity income option that you selected. You cannot take withdrawals of contract value or surrender the contract during the Income Phase. If you own an optional Living Benefit at the time that you annuitize the contract, you may choose to take annuity income payments in accordance with that Living Benefit. Otherwise, your optional Living Benefit terminates at the beginning of the Income Phase.

Contract Features
Accessing Your Money. You may withdraw money from your contract at any time during the Accumulation Phase. If you make a withdrawal, you may have to pay a withdrawal charge and/or income taxes, including a tax penalty if you are younger than age 59½. Withdrawals may negatively impact the value of your contract’s benefits, and may cause an optional Living Benefit to terminate.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. Earnings are not taxed until they are distributed, which may occur when making a withdrawal, upon receiving an annuity payment, or upon payment of the death benefit.
Optional Living Benefit. You may be able to elect the optional Living Benefit under the contract for an additional fee. Certain Living Benefits are no longer available for election. The Living Benefit that is available must be elected at the time that the contract is purchased. The Living Benefit is designed to provide limited protection from unfavorable investment performance during the Accumulation Phase, and can also provide a guaranteed income stream that may last as long as you live.
Death Benefits. If you die during the Accumulation Phase, the Company pays a death benefit to your beneficiary or beneficiaries. The contract includes a standard death benefit equal to the greater of the contract value or Net Purchase Payments at no additional charge. If you elect the optional Maximum Anniversary Value death benefit for an additional fee, a greater amount may be payable upon death.
Additional Features and Services. Additional features and services under the contract are summarized below. There are no additional charges associated with these features and services unless otherwise noted. Not all features and services may be available under your contract.
•	Secure Value Account. Under the optional Living Benefit, which includes an additional charge, a certain percentage of your investment must be allocated to the Secure Value Account. As a Fixed Account option, amounts allocated to the Secure Value Account are guaranteed with respect to principal and a guaranteed rate of interest.
•	Dollar Cost Averaging (DCA) Fixed Accounts. If you invest in a DCA Fixed Account, interest is credited to amounts allocated to that DCA Fixed Account and your money is systematically transferred from the DCA Fixed Account to one or more investment options over a specified period of time. Automatic transfers do not count towards the number of free transfers per contract year.
•	Dollar Cost Averaging (DCA) Program. The DCA program allows you to systematically transfer a specified dollar amount or percentage of contract value from an investment option to one or more eligible investment options. Automatic transfers do not count towards the number of free transfers per contract year.
•	Automatic Asset Rebalancing Program. This program allows you to have your investments periodically rebalanced to your pre-selected percentages. Automatic rebalances do not count towards the number of free transfers per contract year.
•	Systematic Withdrawal Program. This program allows you to receive periodic withdrawals from your contract on a monthly, quarterly, semi-annual, or annual basis.
•	Automatic Payment Plan. This program allows you to make automatic subsequent Purchase Payments, once you have contributed at least the minimum initial Purchase Payment.

Benefits Available Under the Contract

The following tables summarize information about the benefits available under the contract. Any reference to an Appendix in the tables below refers to the Appendix in the prospectus. The current initial annual fee for the available Living Benefits are disclosed in a Rate Sheet Prospectus Supplement. To obtain a copy, please visit www.aig.com/ProductProspectuses.
Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions / Limitations
Standard Death Benefit	Provides a death benefit equal to the greater of the contract value or Net Purchase Payments	• Withdrawals may significantly reduce the benefit
Dollar Cost Averaging (DCA) Fixed Accounts	Interest is credited to amounts allocated to a DCA Fixed Account and your money is systematically transferred from the DCA Fixed Account to one or more investment options over a specified period of time	• Must be funded with a Purchase Payment, not transferred contract value
• Minimum funding requirements apply
• Only 6-Month and 12-Month DCA Fixed Accounts may be available
• Transfers may only occur on a monthly basis
• Availability may be restricted based on election of optional benefits
• Fixed Account options are not eligible to receive DCA transfers
• The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract
Dollar Cost Averaging (DCA) Program	Allows you to have systematic transfers of a specified dollar amount or percentage of contract value from an investment option to one or more eligible investment options	• Transfers may only occur on a monthly basis and will not count towards the number of free transfers per contract year
• Minimum per transfer is $100 regardless of source account
• Fixed Account options are not eligible to receive DCA transfers
• Upon notification of your death, we will terminate the DCA Program unless your Beneficiary instructs us otherwise and we will transfer the remaining money according to the current allocation instructions on file
Automatic Asset Rebalancing	Allows you to have your investments periodically rebalanced to your pre-selected percentages	• Rebalancing may occur on a quarterly, semi-annual, or annual basis
• Updated rebalancing instructions must be provided upon making a non-automatic transfer, otherwise rebalancing instructions will be automatically updated
• Upon notification of your death, we will terminate the Automatic Asset Rebalancing Program unless your Beneficiary instructs us otherwise
• If you elect the optional Living Benefit, we will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing
Systematic Withdrawal Program	Allows you to receive periodic withdrawals from your contract	• Minimum withdrawal amount is $100 • Withdrawals may occur on a monthly, quarterly, semi-annual, or annual basis • Participation in program may be restricted if optional Living Benefit elected
Automatic Payment Plan	Allows you to make automatic Purchase Payments	• Minimum requirements for the initial and subsequent Purchase Payments and age restrictions apply • Not available with election of the Living Benefit features
Optional Benefits Available For Election
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/ Limitations
Polaris Income Plus Living Benefit	A guaranteed minimum withdrawal benefit with Income Credits and step-up opportunities	2.50% (as a percentage of Income Base)	• Excess withdrawals may significantly reduce or terminate the benefit
• Income Credits unavailable after the 12th benefit anniversary
• Investment requirements limit available investment options
• Minimum Income Base not available on 12th benefit anniversary if withdrawal has been taken
• Purchase Payments subject to additional restrictions
• May not be cancelled by you prior to the 5th benefit anniversary
• Certain events will automatically terminate the benefit
• May not be re-elected or reinstated after termination
• Fee may be deducted pro rata from variable portfolios only in certain states. Please see APPENDIX E – STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for specific states

Optional Benefits Available For Election (continued)

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/ Limitations
Maximum Anniversary Death Benefit	Provides a death benefit based on the greatest of contract value, net purchase payments, or highest contract value on an eligible contract anniversary	0.25% (as a percentage of average daily net asset value allocated to the Variable Portfolios)	• Death benefit calculated differently depending on whether the optional Living Benefit has been elected • Death benefit election cannot be changed • Withdrawals may significantly reduce the benefit

Buying the Contract

PURCHASING THE CONTRACT
To purchase the contract, you must submit your initial Purchase Payment and required paperwork in Good Order to us at the following address, or through a broker-dealer authorized as our agent.
Regular Mail:
Purchase Payments sent by regular mail must be sent to the Premium Processing Center at the following address:
American General Life Insurance Company
Premium Processing Center
P.O. Box 100330
Pasadena, CA 91189-0330
US Life (New York contracts only)
Premium Processing Center
P.O. Box 100357
Pasadena, CA 91189-0357
Express Delivery:
Purchase Payments sent by overnight or express delivery must be sent to the Premium Processing Center at the following address:
For American General Life Insurance Company:
JPM Chase-AGL 100330
Premium Processing Center
2710 Media Center Drive
Building #6, Suite 120
Los Angeles, CA 90065-1750
For US Life (New York contracts only):
JPM Chase-USL 100357
Premium Processing Center
2710 Media Center Drive
Building #6, Suite 120
Los Angeles, CA 90065-1750
Purchase Payments will be picked up at the mailing addresses noted above and forwarded to our Annuity Service Center. Purchase Payments, however, are not considered received by us until received at our Annuity Service Center in Good Order.
PURCHASE PAYMENTS
An initial Purchase Payment is the money you give us to purchase a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment. You are not required to make any subsequent Purchase Payments. The following table contains the minimum dollar amount for the initial Purchase Payment and each subsequent Purchase Payment.
	Minimum Initial Purchase Payment	Minimum Subsequent Purchase Payment	Minimum Automatic Subsequent Purchase Payment
Qualified Contracts(1)	$4,000	$500	$100
Non-Qualified Contracts(1)	$10,000	$500	$100
(1)	These amounts depend upon whether a contract is qualified or non-qualified for tax purposes.
We will not allow anyone age 86 or older to add subsequent Purchase Payments after the contract issue date. We will not accept subsequent Purchase Payments on or after the first contract anniversary if you have elected an optional Living Benefit feature. If you send a subsequent Purchase Payment after the first contract anniversary, the Purchase Payment will not be considered to be received by us and we will return the Purchase Payment. As a result, the Income Base of the Living Benefit may not be increased by adding Purchase Payments.
We reserve the right to refuse any Purchase Payment(s) and limit the amount of subsequent Purchase Payment(s) with advance notice. Your total Purchase Payments cannot be more the $1,000,000 without our approval.
CREDITING AND ALLOCATING PURCHASE PAYMENTS UNDER YOUR CONTRACT
•	Initial Purchase Payment. We will credit your initial Purchase Payment to your contract as of the date it is priced. If your initial Purchase Payment is received by us in Good Order before Market Close, the Purchase Payment will be priced within two NYSE business days after it is received. If the Purchase Payment is received in Good Order after Market Close, the Purchase Payment will be priced within two NYSE business days after the next NYSE business day. If we do not have complete information necessary to issue your contract, we will contact you. If we do not receive the necessary information within five NYSE business days, we will obtain your permission to keep your money until we get the information necessary to issue the contract, or we will send your money back to whomever we received the funds from.

On the date your initial Purchase Payment is priced, we allocate the Purchase Payment in the Variable Portfolios and available Fixed Accounts in accordance with the instructions in your application.

•	Subsequent Purchase Payment. We will credit a subsequent Purchase Payment to your contract as of the date it is priced. Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next NYSE business day.

On the date your subsequent Purchase Payment is priced, we allocate the Purchase Payments according to any allocation instructions that accompany the Purchase Payment. If we receive a subsequent Purchase Payment without allocation instructions, we will allocate the Purchase Payment according to your allocation instructions on file.

Making Withdrawals: Accessing the Money in Your Contract

ACCUMULATION PHASE
You can access the money in your contract during the Accumulation Phase by making a withdrawal. You may withdraw all or a portion of your contract value, minus applicable taxes and fees. The following table highlights certain important information about withdrawals under the contract.
Minimum withdrawal amount	$1,000 ($100 for systematic withdrawals)
Withdrawal charges and taxes	Your contract provides for a penalty-free withdrawal amount each contract year during the applicable withdrawal period. The penalty-free withdrawal amount is the portion of your contract that we allow you to take out without being charged a withdrawal charge. Your maximum annual penalty-free withdrawal amount equals 10% of remaining Purchase Payments not yet withdrawn each contract year.
Additionally, your withdrawal may be subject to withdrawal charges and taxes, including a 10% IRS penalty tax if you are younger than age 59½.
Negative impact on benefit values	A withdrawal will reduce the value of your contract and may reduce the value of the death benefit or an optional Living Benefit. Withdrawals that exceed limits specified under an optional Living Benefit may reduce the benefit’s value or could terminate the benefit.
Internal Revenue Code	Depending on the circumstances, the Internal Revenue Code may restrict your ability to take withdrawals.
Withdrawing all of the money in your contract (also known as a surrender) will terminate your contract. Where permitted by state law, we may terminate your contract if your contract value is less than $2,500 as a result of a withdrawal.
INCOME PHASE
Once the Income Phase begins, you will receive annuity payments from your contract under the annuity income option that you select. Please see the prospectus for additional details. You cannot make withdrawals of contract value or surrender during the Income Phase, and all other features and benefits of your contract will terminate.
REQUESTING A SURRENDER OR WITHDRAWAL
A request to withdraw money from your contract must be submitted in writing and in Good Order to the Annuity Service Center at the following address.
Annuity Service Center
P.O. Box 15570
Amarillo, TX 79105-5570
You may also elect to take periodic withdrawals by enrolling in the contract's systematic withdrawal program.
If you take a partial withdrawal, you can choose whether any applicable withdrawal charges are deducted from the amount withdrawn or from the contract value remaining after the amount withdrawn. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.
Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next NYSE business day. Withdrawals are processed effective the date they are deemed in Good Order and payments are generally made within 7 days.

Additional Information about Fees

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the contract. Please refer to your contract data page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you pay at the time you surrender the contract, make withdrawals from the contract, or make transfers between investment options. State premium taxes may also be deducted.
Contract Owner Transaction Expenses

Maximum Withdrawal Charges (as a percentage of each Purchase Payment)	8%
Transfer Fee[1] (Per transfer after 15 transfers in any contract year)	$25
Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines over 5 years as follows:
Years Since Receipt of Purchase Payments	1	2	3	4	5	6+
	8%	7%	6%	5%	4%	0%
Your contract provides for a penalty-free withdrawal amount each year. Please see PENALTY-FREE WITHDRAWAL AMOUNT in the prospectus.

The following tables describe the fees and expenses you will pay each year during the time that you own the contract, not including Underlying Fund fees and expenses. If you chose to purchase an optional benefit, you will pay additional charges, as shown below.
Contract Owner Annual Expenses

Contract Maintenance Fee (assessed annually and may be waived if contract value is $75,000 or more.)	$50
	Contract Years 1-5	After 5th Contract Anniversary
Base Contract Expenses[2] (deducted from the average daily ending net asset value allocated to the Variable Portfolios)	1.55%	1.30%

Optional Death Benefit
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)
Maximum Anniversary Value	0.25%
Optional Living Benefit3
(calculated as percentage of the Income Base and deducted from the contract value)
Polaris Income Plus
Maximum Fee[4]
One Covered Person	2.50%
Two Covered Persons	2.50%

Annual Underlying Fund Expenses

The following shows the minimum and maximum total operating expenses charged by the Underlying Funds of the Trusts, before any waivers or reimbursements, that you may pay periodically during the time that you own the contract. A complete list of Underlying Funds available under the contract, including their annual expenses, may be found in Appendix A.
	Minimum	Maximum
Expenses deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, if applicable, and other expenses.	0.46%	1.89%

Footnotes to the Fee Table:
1  In Pennsylvania and Texas, any transfer over the limit of 15 will incur a $10 transfer fee.
2  Base Contract Expenses: If you do not elect any optional features, your total Base Contract Expenses would be 1.55% for Contract years 1-5, and 1.30% after the 5th Contract Anniversary.
3  The fee is calculated as a percentage of the Income Base which determines the basis of the guaranteed benefit. The annual fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFIT in the prospectus.
4  The current Initial Annual Fee Rate is set forth in the Rate Sheet Supplement and guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums identified in the Fee Table and the minimums described below. Please see APPENDIX B — FORMULA AND EXAMPLES OF CALCULATIONS OF THE POLARIS INCOME PLUS FEE in the prospectus.
Number of Covered Persons	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	0.60%	±0.40%
Two Covered Persons	0.60%	±0.40%
*	The fee rate can increase or decrease no more than 0.10% each quarter (0.40%/ 4).

Examples

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual contract expenses, and annual Underlying Fund expenses.
The expense examples below assume that you invest $100,000 in the contract for the time periods indicated; your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Funds as indicated in the examples.
The Maximum Expense Examples reflect the most expensive possible combination of charges  (including additional charges for optional benefits). Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be the amounts set forth in the tables below.
Maximum Expense Examples
(assuming annual contract expenses of 1.80% reducing to 1.55% after 5th contract anniversary (including the optional Maximum Anniversary Value death benefit), the optional Polaris Income Plus feature (for the first year calculated at the assumed initial annual fee rate of 1.25% and at the maximum annual fee rate of 2.50% for remaining years) and investment in an Underlying Fund with total expenses of 1.89%*)
(1)	If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$12,207	$22,539	$32,580	$56,457
(2)	If you do not surrender or if you annuitize your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$4,207	$16,539	$28,580	$56,457
Minimum Expense Examples
(assuming annual contract expenses of 1.55% reducing to 1.30% after 5th contract anniversary, no election of optional features and investment in an Underlying Fund with total expenses of 0.46%**)

(1)	If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$10,010	$12,276	$14,801	$21,860
(2)	If you do not surrender or if you annuitize your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$2,010	$6,276	$10,801	$21,860

Additional Expense Example Information
1.	In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.
2.	If you elected other optional features, your expenses would be lower than those shown in the Maximum Expense Examples.
The Maximum Expense Examples assume that the Income Base which is used to calculate the Polaris Income Plus fee equals contract value, that no withdrawals are taken during the stated period, there are two Covered Persons and that the annual maximum fee rate of 2.50% has been reached after the first year. The current initial annual fee rate may be higher or lower. Please see the Rate Sheet Supplement.
3.	If you elected optional features, you do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. Please see ANNUITY INCOME OPTIONS in the prospectus.
*	The 1 year Maximum Expense Example reflect the SunAmerica Series Trust 0.75% fee waiver.
**	The 1 year Minimum Expense Example reflects the Goldman Sachs Variable Insurance Trust 0.03% fee waiver.

These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

Appendix A – Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at www.aig.com/ProductProspectuses. You can also request this information at no cost by calling (855) 421-2692. Depending on the optional benefits you choose, you may not be able to invest in certain Underlying Funds. See “Investment Requirements For Optional Living Benefits” in this appendix.
The current expenses and performance information below reflect fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance.
Type	Underlying Fund – Share Class Advisor Subadvisor (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Asset Allocation	Franklin Allocation VIP Fund – Class 2 Franklin Advisers, Inc.	0.82%*	11.68%	8.64%	8.96%
	Franklin Income VIP Fund – Class 2 Franklin Advisers, Inc.	0.72%*	16.75%	7.45%	7.38%
	SA Allocation Balanced Portfolio – Class 3 SunAmerica Asset Management, LLC	1.00%*	7.31%	8.12%	7.15%
	SA Allocation Growth Portfolio – Class 3 SunAmerica Asset Management, LLC	1.07%*	15.69%	12.65%	10.90%
	SA Allocation Moderate Growth Portfolio – Class 3 SunAmerica Asset Management, LLC	1.03%*	12.46%	11.01%	9.32%
	SA Allocation Moderate Portfolio – Class 3 SunAmerica Asset Management, LLC	1.02%*	10.42%	9.92%	8.41%
	SA American Funds Asset Allocation Portfolio[1] – Class 3 SunAmerica Asset Management, LLC Capital Research and Management Company	0.81%*	14.80%	11.40%	11.00%
	SA JPMorgan Diversified Balanced Portfolio[2] – Class 3 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	0.99%	11.54%	9.69%	9.74%
	SA MFS Total Return Portfolio – Class 3 SunAmerica Asset Management, LLC Massachusetts Financial Services Company	0.95%	13.74%	9.45%	9.24%
Bond	PIMCO Emerging Markets Bond Portfolio – Advisor Class Pacific Investment Management Company, LLC	1.12%	-2.66%	4.44%	4.31%
	PIMCO Total Return Portfolio – Advisor Class Pacific Investment Management Company, LLC	0.75%	-1.36%	3.83%	3.33%
	SA American Century Inflation Protection Portfolio[3] – Class 3 SunAmerica Asset Management, LLC American Century Investment Management, Inc.[3]	0.89%*	4.24%	3.62%	2.02%
	SA DFA Ultra Short Bond Portfolio – Class 3 SunAmerica Asset Management, LLC Dimensional Fund Advisors LP	0.75%	-0.78%	0.60%	0.07%
	SA Federated Hermes Corporate Bond Portfolio – Class 3 SunAmerica Asset Management, LLC Federated Investment Management Company	0.79%	0.34%	5.21%	5.04%
	SA Fixed Income Index Portfolio – Class 3 SunAmerica Asset Management, LLC	0.60%*	-2.22%	N/A	N/A
	SA Fixed Income Intermediate Index Portfolio – Class 3 SunAmerica Asset Management, LLC	0.60%*	-1.78%	N/A	N/A
	SA Goldman Sachs Global Bond Portfolio – Class 3 SunAmerica Asset Management, LLC Goldman Sachs Asset Management International	0.99%	-7.53%	2.65%	1.01%

Type	Underlying Fund – Share Class Advisor Subadvisor (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Bond (continued)	SA JPMorgan MFS Core Bond Portfolio – Class 3 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc. and Massachusetts Financial Services Company	0.78%*	-1.15%	3.72%	2.87%
	SA PineBridge High-Yield Bond Portfolio – Class 3 SunAmerica Asset Management, LLC PineBridge Investments, LLC	0.93%	5.62%	6.49%	6.89%
	SA Wellington Government and Quality Bond Portfolio – Class 3 SunAmerica Asset Management, LLC Wellington Management Company LLP	0.81%	-2.10%	2.81%	2.15%
Cash	Goldman Sachs VIT Government Money Market Fund – Service Shares Goldman Sachs Asset Management, L.P.	0.43%*	0.01%	0.82%	0.42%
Stock	Invesco V.I. American Franchise Fund – Series II Invesco Advisers, Inc.	1.11%	11.65%	21.43%	17.08%
	Invesco V.I. Comstock Fund – Series II Invesco Advisers, Inc.	0.99%*	33.04%	11.12%	12.59%
	Invesco V.I. Growth and Income Fund – Series II Invesco Advisers, Inc.	0.99%*	28.19%	9.94%	12.05%
	Lord Abbett Growth and Income Portfolio – Class VC Lord, Abbett & Co. LLC	0.93%	29.02%	11.07%	12.17%
	SA AB Growth Portfolio – Class 3 SunAmerica Asset Management, LLC AllianceBernstein L.P.	0.87%	28.46%	25.74%	20.57%
	SA AB Small & Mid Cap Value Portfolio – Class 3 SunAmerica Asset Management, LLC AllianceBernstein L.P.	1.16%	36.07%	10.10%	12.86%
	SA American Funds Global Growth Portfolio[1] – Class 3 SunAmerica Asset Management, LLC Capital Research and Management Company	0.95%*	16.11%	19.36%	15.33%
	SA American Funds Growth Portfolio[1] – Class 3 SunAmerica Asset Management, LLC Capital Research and Management Company	0.87%*	21.69%	25.11%	19.38%
	SA American Funds Growth-Income Portfolio[1] – Class 3 SunAmerica Asset Management, LLC Capital Research and Management Company	0.82%*	23.68%	16.06%	15.07%
	SA Fidelity Institutional AM® Real Estate Portfolio – Class 3 SunAmerica Asset Management, LLC FIAM LLC	1.07%	38.90%	11.09%	10.65%
	SA Franklin BW U.S. Large Cap Value Portfolio – Class 3 SunAmerica Asset Management, LLC Brandywine Global Investment Management, LLC	0.95%*	29.53%	11.88%	12.45%
	SA Franklin Small Company Value Portfolio – Class 3 SunAmerica Asset Management, LLC Franklin Mutual Advisers, LLC	1.21%*	25.00%	9.55%	11.65%
	SA Franklin Systematic U.S. Large Cap Value Portfolio[4] – Class 3 SunAmerica Asset Management, LLC Franklin Advisers, Inc.[4]	0.92%	23.75%	14.26%	14.83%
	SA Invesco Growth Opportunities Portfolio – Class 3 SunAmerica Asset Management, LLC Invesco Advisers, Inc.	1.03%	7.11%	20.43%	15.81%
	SA Invesco Main Street Large Cap Portfolio – Class 3 SunAmerica Asset Management, LLC Invesco Advisers, Inc.	0.96%	27.47%	15.24%	14.60%

Type	Underlying Fund – Share Class Advisor Subadvisor (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Stock (continued)	SA Janus Focused Growth Portfolio – Class 3 SunAmerica Asset Management, LLC Janus Capital Management, LLC	1.03%*	22.98%	24.90%	17.34%
	SA JPMorgan Emerging Markets Portfolio – Class 3 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	1.39%*	0.89%	10.07%	5.04%
	SA JPMorgan Equity-Income Portfolio – Class 3 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	0.82%	25.49%	13.00%	13.40%
	SA JPMorgan Global Equities Portfolio – Class 3 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	1.05%	22.99%	12.12%	10.88%
	SA JPMorgan Mid-Cap Growth Portfolio[5] – Class 3 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	1.04%	10.54%	22.86%	18.03%
	SA MFS Blue Chip Growth Portfolio – Class 3 SunAmerica Asset Management, LLC Massachusetts Financial Services Company	0.93%	28.70%	21.52%	17.12%
	SA MFS Massachusetts Investors Trust Portfolio – Class 3 SunAmerica Asset Management, LLC Massachusetts Financial Services Company	0.92%	26.59%	17.13%	15.23%
	SA Morgan Stanley International Equities Portfolio – Class 3 SunAmerica Asset Management, LLC Morgan Stanley Investment Management Inc. and Wellington Management Company LLP	1.09%	4.06%	8.33%	6.50%
	SA PIMCO RAE International Value Portfolio – Class 3 SunAmerica Asset Management, LLC Pacific Investment Management Company, LLC	1.09%	8.37%	3.54%	4.58%
	SA Putnam International Growth and Income Portfolio – Class 3 SunAmerica Asset Management, LLC Putnam Investment Management, LLC	1.26%	14.68%	7.78%	6.75%
	SA Wellington Capital Appreciation Portfolio[6] – Class 3 SunAmerica Asset Management, LLC Wellington Management Company LLP	0.98%	5.37%	24.30%	20.21%
Volatility Control	SA American Funds VCP Managed Allocation Portfolio[1] – Class 3 SunAmerica Asset Management, LLC Capital Research and Management Company	1.14%*	14.73%	10.04%	N/A
	SA BlackRock VCP Global Multi Asset Portfolio – Class 3 SunAmerica Asset Management, LLC BlackRock Investment Management, LLC	1.17%*	7.61%	6.77%	N/A
	SA PIMCO VCP Tactical Balanced Portfolio – Class 3 SunAmerica Asset Management, LLC Pacific Investment Management Company, LLC	1.14%	8.06%	8.51%	N/A
	SA Schroders VCP Global Allocation Portfolio – Class 3 SunAmerica Asset Management, LLC Schroder Investment Management North America	1.17%*	12.40%	6.66%	N/A
	SA T. Rowe Price VCP Balanced Portfolio – Class 3 SunAmerica Asset Management, LLC T. Rowe Price Associates, Inc.	1.07%	12.29%	10.55%	N/A
	SA VCP Dynamic Allocation Portfolio – Class 3 SunAmerica Asset Management, LLC AllianceBernstein L.P.	1.00%	9.31%	10.72%	N/A
	SA VCP Dynamic Strategy Portfolio – Class 3 SunAmerica Asset Management, LLC AllianceBernstein L.P.	1.02%	10.09%	9.74%	N/A

* This Underlying Fund is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Underlying Fund prospectus for additional information.

[1]	Capital Research and Management Company is the investment adviser of the master fund in which this Underlying Fund (Master-Feeder Fund) invests. Under a master-feeder fund structure, the feeder fund does not buy individual securities directly. Rather, the feeder fund invests all of its investment assets in a corresponding master fund, which invests directly in individual securities.
[2]	On November 8, 2021, SA PGI Asset Allocation Portfolio merged into SA JPMorgan Diversified Balanced Portfolio.
[3]	On February 22, 2022, SA Wellington Real Return Portfolio was renamed SA American Century Inflation Protection Portfolio and American Century Investment Management, Inc. became its subadvisor.
[4]	On July 12, 2021, SA Dogs of Wall Street Portfolio was renamed SA Franklin Systematic U.S. Large Cap Value Portfolio and Franklin Advisers, Inc. became its subadvisor.
[5]	On November 8, 2021, SA WellsCap Aggressive Growth Portfolio merged into SA JPMorgan Mid-Cap Growth Portfolio.
[6]	On November 8, 2021, SA Columbia Technology Portfolio merged into SA Wellington Capital Appreciation Portfolio.

INVESTMENT REQUIREMENTS FOR OPTIONAL LIVING BENEFITS
If you elect an optional Living Benefit, your contract is subject to investment requirements, as reflected below. Depending on the optional Living Benefit you choose, you may not be able to invest in certain investment options. If you do not elect any optional benefits, or if the only optional benefit you elect is a death benefit, your contract is not subject to investment requirements.
FOR OPTIONAL BENEFIT AVAILABLE FOR ELECTION
This section contains the current investment requirements for the optional Living Benefit that we are offering to investors, including:
•	Polaris Income Plus
Investment Requirements for the Polaris Income Plus
If you elect Polaris Income Plus, you must allocate your assets in accordance with the following:
10% Secure Value Account	90% in one or more of the following Variable Portfolios, except as otherwise noted:
Goldman Sachs VIT Government Money Market Fund
PIMCO Total Return
SA American Century Inflation Protection
SA American Funds VCP Managed Allocation*
SA BlackRock VCP Global Multi Asset Allocation*
SA DFA Ultra Short Bond
SA Federated Hermes Corporate Bond
SA Fixed Income Index
SA Fixed Income Intermediate Index
SA Goldman Sachs Global Bond
SA JPMorgan MFS Core Bond
SA PIMCO VCP Tactical Balanced*
SA Schroders VCP Global Allocation*
SA T. Rowe Price VCP Balanced*
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA Wellington Government and Quality Bond
* You may invest up to a maximum of 50% in each of these Variable Portfolios.

*    *     *
This summary prospectus incorporates by reference the prospectus and statement of additional information (SAI) for the contract, both dated May 2, 2022, as may be amended or supplemented from time to time. The SAI may be obtained, free of charge, in the same manner as the prospectus.

EDGAR Contract Identifier: C000124647, C000111567
A-4